DeBruin Medical Center, A.P.C.
------------------------------
Family Medicine                              MARK I. DeBRUIN, D.O.
__________________________________________________________________

9352 Madison Avenue, Suite One . Orangevale, CA 95662-4968



    December 5, 2005

    Roger Mohlman
    American Water Star
    4560 S. Decatur, Ste. 301
    Las Vegas, NV 89103

    ATTN: ROGER MOHLMAN

    RE:  RESIGNATION


    Dear Roger:

    Due to circumstances beyond my control, demands of my medical practice and other reasons discussed with Terry Blalock, your assistant, I am tendering my resignation as the Independent Outside Director of the Compensation Committee, effective 12/05/2005.

    Thank you for letting me participate as an Outside Director.

    Sincerely,


    /s/ Mark I DeBruin, D.O.
    MARK I. DeBRUIN, D.O.

    MID/dc

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DeBruin Medical Center, A.P.C.
------------------------------
Family Medicine                              MARK I. DeBRUIN, D.O.
__________________________________________________________________

9352 Madison Avenue, Suite One . Orangevale, CA 95662-4968



    December 7, 2005

    Roger Mohlman
    American Water Star
    4560 S. Decatur, Ste. 301
    Las Vegas, NV 89103

    ATTN: ROGER MOHLMAN

    RE:  RESIGNATION


    Dear Roger:

    In addition to my prior resignation letter, I am resigning as Outside Independent Director and member of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee; however, if the minutes state that I am a member of the committees mentioned above, I resign from those committees as well.

    This resignation is not due to any disagreement with the company.


    Sincerely,


    /s/ Mark I DeBruin, D.O.
    MARK I. DeBRUIN, D.O.

    MID/dc